Morgan Stanley Limited Term Municipal trust
                          Item 77(O) 10F-3 Transactions
                       April 1, 2003 - September 30, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts
 Board of   04/10/  3,351,   $115.6 $387,425  2,000,   0.52%   1.33  JP Morgan
  Public      03      137      1      ,000      000             %
Buildings
  of the
 State of
 Missouri


                                                                       First
Metropolit                                                             Albany
    an                                                                 Corp,
Transporta                                                            Merrill
   tion     05/08/     -     $103.8 $475,340  2,000,   0.42%   1.24   Lynch &
Authority,    03               1      ,000      000             %    Co, Morgan
Transporta                   Variou                                   Stanley,
   tion                        s                                        Bear
 Revenue                                                             Stearns &
  Bonds,                                                              Co Inc,
  Series                                                             Citigroup,
  2003A                                                              JP Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                     UBS Paine
                                                                       Webber
                                                                      Inc, ABN
                                                                        AMRO
                                                                     Financial
                                                                      Services
                                                                        Inc,
                                                                       Advest
                                                                     Inc/Lebent
                                                                     hal & Co,
                                                                     CIBC World
                                                                      Markets,
                                                                      Commerce
                                                                      Capital
                                                                      Markets,
                                                                      Jackson
                                                                     Securities
                                                                     , Quick &
                                                                       Reilly
                                                                        Inc,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                      Inc, RBC
                                                                        Dain
                                                                      Rauscher
                                                                        Inc,
                                                                     Roosevelt
                                                                      & Cross
                                                                        Inc,
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                      LLC and
                                                                      Wachovia
                                                                        Bank



 City of                                                             UBS Paine
 Detroit,                                                              Webber
 Michigan                                                            Inc, Loop
  Sewage                                                              Capital
 Disposal   05/15/     -     $112.1 $599,380  1,400,   0.23%   0.87   Markets
 System,      03               3      ,000      000             %     LLC, AG
  Senior                     Variou                                  Edwards &
   Lien                        s                                     Sons Inc,
 revenue                                                              Banc of
   and                                                                America
 Revenue                                                             Securities
Refunding                                                            LLC, Banc
  Bonds,                                                                One
  Series                                                              Capital
 2003(A)                                                              Markets
                                                                     Inc, Bear
                                                                     Stearns &
                                                                      Co Inc,
                                                                     Fahnestock
                                                                     & Co Inc,
                                                                     JP Morgan,
                                                                       Lehman
                                                                     Brothers,
                                                                      Raymond
                                                                      James &
                                                                     Associates
                                                                        Inc,
                                                                       Melvin
                                                                     Securities
                                                                        LLC,
                                                                       Morgan
                                                                     Stanley &
                                                                         Co
                                                                     Incorporat
                                                                        ed,
                                                                      NatCity
                                                                     Investment
                                                                         s,
                                                                      Standard
                                                                      Capital
                                                                      Markets
                                                                        and
                                                                      Siebert
                                                                     Brandford
                                                                     Shank & Co
                                                                        LLC



  Nassau                                                             UBS Paine
  County                                                               Webber
 Interim                                                                Inc,
 Finance                                                              Goldman
Authority,  05/16/     -     $112.2 $514,475  1,500,   0.29%   0.93   Sachs &
 a Public     03               3      ,000      000             %       Co,
 Benefit                     Variou                                  Citigroup,
Corporatio                     s                                       Morgan
 n of the                                                             Stanley,
 State of                                                             MR Beal
New York,                                                             Company,
  Series                                                               First
2003 Bonds                                                             Albany
                                                                     Corporatio
                                                                     n, Merrill
                                                                      Lynch &
                                                                        Co,
                                                                     Ramirez &
                                                                      Co Inc,
                                                                      RBC Dain
                                                                      Rauscher
                                                                      Inc and
                                                                     Roosevelt
                                                                      & Cross
                                                                     Incorporat
                                                                         ed



Kissimmee                                                            JP Morgan,
 Utility                                                             AG Edwards
Authority,                                                             & Sons
 Electric   08/06/     -     $109.1 $55,835,  1,000,   1.79%   0.59     Inc,
  System      03               3       000      000             %      Morgan
Refunding                                                             Stanley
   and                                                               and Morgan
Improvemen                                                           Stanley &
t Revenue                                                                Co
  Bonds,                                                             Incorporat
  Series                                                                 ed
   2003



San Diego                                                             Banc of
 Unified                                                              America
  School                                                             Securities
District,   08/07/     -     $107.5 $349,993  1,000,   0.29%   0.59     LLC,
   2003       03               4      ,599      000             %    Citigroup,
 General                     Variou                                   Merrill
Obligation                     s                                      Lynch &
  Bonds                                                              Co, Morgan
(Election                                                            Stanley &
 of 1998,                                                                Co
Series E)                                                            Incorporat
                                                                       ed, AG
                                                                     Edwards &
                                                                     Sons Inc,
                                                                      Stone &
                                                                     Youngberg
                                                                     LLC, LOOP
                                                                      Capital
                                                                      Markets
                                                                      LLC and
                                                                     Ramirez &
                                                                       Co Inc